Other Long-term Assets	9 Months Ended
Mar. 31, 2012
Other Long-term Assets
Other Long-term Assets

7. Other Long-term Assets

	As of June 30,		As of March 31
	2010	2011	2012
			(unaudited)
	(in thousands)
Other long-term assets	$352	$899	$851

        On July 23, 2010, we entered into a Strategic Partnership Agreement and a Stock Purchase Agreement (together, the "SiteWit Agreements") with SiteWit Corp. ("SiteWit"), a privately held company that provides an online marketing search engine to our customers. We invested in SiteWit to secure the right to use SiteWit's online marketing search engine technology, and to develop and market certain services related to SiteWit's product. Pursuant to the SiteWit Agreements, we had invested $0.8 million in SiteWit and owned less than 50% of SiteWit's outstanding stock.

        Due to a disagreement regarding the parties' respective rights and obligations under the SiteWit Agreements, the parties mutually agreed to terminate the SiteWit Agreements and release one another from all rights and obligations thereunder. Effective August 17, 2011, we entered into a Termination Agreement (the "Termination Agreement") with SiteWit.

        Pursuant to the Termination Agreement, we will make no further investments in SiteWit, our right to designate one of the members of SiteWit's board of directors was terminated, and we returned to SiteWit approximately 75% of the SiteWit shares that were issued to us pursuant to the SiteWit Agreements. For a period of 18 months commencing on August 17, 2011, our remaining SiteWit shares are subject to a right of repurchase by SiteWit or SiteWit's shareholders for the original aggregate purchase price, and under some circumstances we will have a one-time right to require SiteWit to repurchase all the remaining SiteWit shares that we hold. We plan on exercising this right when these circumstances occur.

        During the first quarter of fiscal 2012, Lyris changed our accounting method for our investment in SiteWit from the equity method to the cost method due to the decrease in ownership and loss of significant influence that resulted from the Termination Agreement. At March 31, 2012, we held SiteWit at our carrying value of $0.6 million. Periodically, we assess whether this investment has been other-than-temporarily impaired by considering factors such as trends and future prospects of the investee, ability to pay dividends annually, general market conditions, and other economic factors. When a decline in fair value is judged to be other than temporary, the cost basis of the security is written down to fair value as a new cost basis and the amount of the other than temporary impairment is included in earnings. During the third quarter of fiscal 2012, no significant changes that would have a material adverse effect on our investment arose and, thus, no other-than-temporary impairment was recorded for the nine months ended March 31, 2012.

        At June 30, 2011, $0.7 million was related to the SiteWit investment, $0.1 million were related to security deposits related to leased equipment entered in by Lyris, and $0.1 million was related to notes receivables acquired from the Cogent acquisition. Other assets at March 31, 2012 included $0.7 million related to the SiteWit investment, $0.1 million related to security deposits related to leases entered in by us, and $0.1 million related to notes receivables acquired from the acquisition of a majority stake in Cogent Online PTY Ltd ("Cogent") that occurred in the fourth quarter of fiscal 2011.

        Investments are accounted for using the equity method of accounting if the investment gives us the ability to exercise significant influence, but not control, over an investee. we classify our investments in equity-method investees on our condensed consolidated balance sheets as "Other long-term assets" and our share of the investees' earnings or losses as "Other income" on our condensed consolidated statements of operations.